As filed with the Securities and Exchange Commission on March 6, 2008
                                     Investment Company Act File Number 811-8054


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES


                              Delafield Fund, Inc.
               (Exact name of registrant as specified in charter)

                                600 Fifth Avenue
                               New York, NY 10020
               (Address of principal executive offices) (Zip code)

                                 Christine Manna
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-830-5200

Date of fiscal year end:   December 31

Date of reporting period:  December 31, 2007

Item 1: Report to Stockholders


DELAFIELD
FUND
INCORPORATED
(GRAPHIC OMITTED)

















                               ANNUAL REPORT



                             (GRAPHIC OMMITTED)

















                                                         DECEMBER 31, 2007

DELAFIELD                                                      600 FIFTH AVENUE
FUND                                                         NEW YORK, NY 10020
INCORPORATED                                                       212.830.5220
                                                                   800.221.3079
-------------------------------------------------------------------------------


Dear Fellow Shareholders:

For the year ended December 31, 2007, the Fund's net asset value increased 4.85% versus a decrease of 1.57% in the Russell 2000 and an increase of 5.49% in the Standard & Poor's 500, each on a total return basis.* At the beginning of the year our commitment to equities was roughly 77%, while at year end it was close to 91%, and our total net assets amounted to $656,999,369.

The year was a tale of two cities. We were satisfied with our results in the first half, but disappointed by our performance in the third and fourth quarters. Since we had been concerned about the market environment we kept reserves high through the end of the third quarter and into the beginning of the fourth quarter. However, as the market decline accelerated we began to deploy these reserves as companies became valued at levels that seemed unreasonably low, perhaps because of year-end tax loss selling, and added to or initiated new positions.

As we anticipated, large capitalization stocks, as represented by the Dow Jones Industrial Average, outperformed their smaller brethren as investors sought refuge from a deteriorating economy in companies that they felt, though perhaps not undervalued, represented a safe harbor against an economic storm.

Throughout the year, corporate activity remained high and a number of our holdings became acquisition targets or were involved in corporate restructuring events. As a result, early in the year we booked significant short-term capital gains. Towards year-end we took the opportunity to reduce or eliminate these short-term gains by selling higher cost holdings and re-established our investment after the appropriate time interval. We may take additional short-term losses early in the New Year.

The volatility exhibited by the stock market continues to increase. There are many days when there are moves either up or down of more than one percent. The bond market has shown even more volatility, but the extent to which the impact of derivatives, packaged sub-prime loans and other synthetic investments has been recognized to date is not yet clear.

We do not know whether we are in a recession, about to enter a recession or whether the economy will muddle through with very modest growth. It seems abundantly clear that the housing industry will continue to underperform until the unsold surplus of new and existing homes begins to decline. Housing prices need to decline sufficiently to enable buyers with good credit ratings to acquire mortgages and finance the purchase of homes on a reasonable basis. The Case-Schiller Home Price Index indicates that housing prices are declining at a fairly rapid rate and we believe they are likely to continue to do so over the next year. Unemployment is liable to increase, hopefully only moderately, as the economy slows. Consumer expenditures are likely to increase modestly supported by household net worth (as reported by the Federal Reserve Board) which is still rising modestly, by relatively low unemployment, and by reduced, but still positive, mortgage equity withdrawals.

The declining value of the dollar could help the economy somewhat this year as it becomes easier for American firms to export and more expensive to import goods. Nonetheless, a weak dollar is inflationary. We are beginning to see somewhat higher annual wage settlements and high industrial, raw material, and agricultural commodity prices. This cycle will be hard to break. So it seems likely we are in for a period of, at least modest, stagflation. It is worth remembering that, while our politicians rail at the price of oil, if we were buying oil with a strong Euro today, (1.45/$ vs .86/$) instead of a weak dollar, we would be purchasing it at roughly the equivalent of $54 a barrel. As a result of the weak dollar, the deficit in our budget, and the deficit in our accounts payable balance it seems unlikely that interest rates can go much lower over the next 12 months and eventually may need to increase somewhat. Despite all of these difficulties the most recent Manpower Inc. hiring survey reported a relatively benign state of affairs in America.

Given time our economy has the ability to cleanse its wounds and to begin to heal. The world seems awash with money and some of this is being used to stabilize our weakened companies particularly in the financial arena. We have recently seen an infusion of fresh capital into such companies as Citigroup Inc., Merrill Lynch & Co., Inc., Ambac Financial Group, Inc. and MBIA Inc. from both private equity funds and sovereign wealth funds from China, Singapore and the Mid-East. In addition, we read that new pools of capital are being raised to invest in the sub-prime mortgage and other areas.

We have been very pleased to note that in recent weeks there has been increasing insider buying in the open market by Officers and Directors of several of our investments. This is generally a positive sign, especially since some of these companies serve end markets such as housing and retail which have suffered grievously from the deteriorating conditions.

It seems worth reiterating the fact that we do not manage to an index or any absolute criteria. The strategy which we employ in attempting to protect your capital and enhance its growth has resulted in above average return for many years. We believe it is logical and we expect it will provide attractive returns in the years ahead.

--------------------------------------------------------------------------------
* The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The current performance may be lower or higher than performance data quoted.

     Please visit our website (www.delafieldfund.com) to obtain the most recent month-end performance data.

1. We search for companies that we believe are selling at prices which seem modest in relationship to the company's intrinsic value.

2. We meet with managements, visit plants, talk to competition, consider the makeup of the Board of Directors and make a judgment as to whether we wish to be in business with the management. In other words, we try to understand the business of the companies in which we invest and the individuals who direct the company's future.

3. We search for companies wherein something may change which will alter that company's future for the better. These can be simple matters ranging from a change in the management or management's attitude toward how they run the business, to a change in control, to a change in business opportunity, or to a change in the dynamics of a company's cash flow and its use.

4. If we perform our analysis correctly, the value added we aim to bring to you is an earlier and better understanding of the companies in our portfolio than that of other investors. Then, if the companies begin to improve, their earnings should increase and they should be valued at a higher price earnings multiple.

5. We have never worried about the profits that we did not make. We worry much more about what we might lose. We believe that stock selection is much more relevant to successful investing than total commitment to equities. In the volatile markets which have developed over the last 15 to 20 years, we have come to believe that the long-term investors' best hedge against volatility is to have cash with which to invest in companies when prices seem unduly depressed.

Last year's performance was negatively impacted by YRC Worldwide, Inc., Trex Company, Inc. and Foot Locker, Inc. which were hurt by the economic slowdown as the housing industry contracted and consumers cut back on their expenditures. Imation Corp. was particulary depressed by declining flash memory prices. On the positive side, FMC Corporation, Kennemetal Inc. and Thermo Fisher Scientific Inc. reacted favorably to strong earnings, while Quanex Corporation secured an attractive offer from Gerdau S.A.

The market has started the New Year on a gloomy note. As a whole it does not appear to be undervalued in view of the state of the world, long-term interest rates and the economic outlook. There remain plenty of uncertainties which could rock the boat including the continuing war in Iraq and a less predictable political climate in Washington. Thus, we remain cautious.

We expect market volatility to continue. We are uncertain whether this is due to the impact of the so-called quant funds which are driven by computer models, the increased activity of hedge funds or simply more active trading by individual and institutional investors.

We are aware that many shareholders have not been receiving our quarterly letters since they may not be distributed to those who are not direct shareholders of the Fund. Accordingly, anyone who wishes to be on our mailing list should either call Cleo Kotis or write to us and we will be happy to add you to the list. Cleo can be reached at 212.830.5452.

With very best wishes.

Sincerely,


/S/ J. Dennis Delafield                                  /S/ Vincent Sellecchia

J. Dennis Delafield                                        Vincent Sellecchia
Chairman                                                   President
Tel.  212.830.5454                                         Tel.  212.830.5456


P.S. The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 P.M., Eastern Time) on each Fund Business Day (as fully described in the Fund prospectus). In addition to the Fund's published NASDAQ listing (symbol: DEFIX), you may check its net asset value by calling
          800.221.3079   (or,   212.830.5220)   to  speak  directly  to  a  Fund
          representative during the normal business hours of 8:30 A.M. - 5:30 P.M., Eastern Time. During off business hours, you may use the same telephone numbers for a pre-recorded message. The 3-digit code number for the Delafield Fund is 819.

          Our Website address is: www.delafieldfund.com


TOTAL RETURN WITH INCOME*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Indices
                                                                                                             -------
                                                                    Delafield                    S&P 500               Russell 2000
Cumulative                                                            Fund**                     Total+                   Total+
-----------                                                           ------                     -------                  ------
Quarter ended December 31, 2007                                      (3.61%)                     (3.33%)                 (4.58%)
One year ended December 31, 2007                                      4.85                        5.49                   (1.57)
Inception, November 19, 1993 to December 31, 2007                   526.95                      310.41                  267.78
-----------------------------------------------------------------------------------------------------------------------------------
Annual Average
--------------
One year ended December 31, 2007                                      4.85%                       5.49%                  (1.57%)
Three years ended December 31, 2007                                  10.19                        8.62                    6.80
Five years ended December 31, 2007                                   17.76                       12.83                   16.25
Ten years ended December 31, 2007                                    11.72                        5.91                    7.08
Inception, November 19, 1993 to December 31, 2007                    13.88                       10.52                    9.67
TEN LARGEST HOLDINGS+                                               FEES (a)
---------------------------------------------------------           ---------------------------------------------------------
Company                                   % of Net Assets           Shareholder Fees
                                                                    (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------------------
Flextronics International Ltd.                     4.59%            Maximum Sales Charge Imposed on Purchases            None
Thermo Fisher Scientific Inc.                      3.51             Maximum Deferred Sales Charge                        None
Albany International Corp.                         3.25             Maximum Sales Charge Imposed on Reinvested Dividends None
Cytec Industries Inc.                              3.09             Redemption Fee for Shares held 90 days or less       2.00%
Brady Corporation                                  2.94             (as a percent of amount redeemed)
Acuity Brands Inc.                                  2.91             Annual Fund Operating Expenses(b)
Kennametal Inc.                                    2.88             ----------------------------------
FMC Corporation                                    2.28             (expenses that are deducted from Fund assets)
NCI Building Systems, Inc.                         2.28             Management Fee                                       0.78%
Collective Brands, Inc.                            2.25             Distribution and Service (12 b-1) Fees               0.25%
                                                                    Other Expenses                                       0.37%
                                                                      Administrative Fees                                0.21%
TOTAL                                             29.98%            Total Annual Fund Operating Expenses                 1.40%
ASSET MIX
-----------------------------------------------------------------------------------------------------------------------------------
                                              12/31/07          9/30/07            6/30/07             3/31/07           12/31/06
                                              --------          -------            -------             -------           --------
Equities                                       90.84%            79.06%             78.16%              75.78%            77.40%
Warrants                                        0.02              0.04               0.00                0.00              0.00
Cash Equivalents                                9.14             20.90              21.84               24.22             22.60
TOTAL                                         100.00%           100.00%            100.00%             100.00%           100.00%

-------------------------------------------------------------------------------

* The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The current performance may be lower or higher than performance data quoted.

     Please visit our website (www.delafieldfund.com) to obtain the most recent month-end performance data.

     The Delafield Fund may invest in the stocks of smaller companies which carry special risks including, narrower markets, limited financial and management resources, less liquidity, and greater volatility than the stocks of larger companies. The Fund's investments, which are often value or special situations, are likely to not correlate with the overall market averages. Hence, there may be periods when the Fund's performance may lag these measures.

     Kindly consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Please contact us to obtain a prospectus, which should be read carefully before investing.

     Delafield Fund, Inc. is distributed by Natixis Distributors, L.P., 399 Boylston Street, Boston, MA 02116.

**   Delafield Fund, Inc. performance is stated after fees.

+ The S&P 500 Index is an unmanaged broad market-weighted average of U.S. blue-chip companies and the Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000 of those companies. You may not invest directly in the S&P 500 Index or the Russell 2000 Index and, unlike the Fund, they do not incur fees and expenses.

+ Holdings are expressed as a percentage of total investments and will vary over time. Because the Fund is actively managed there can be no assurances the Fund continues to invest in the securities referenced. Additionally, references to specific securities or industries should not be considered a recommendation for investors.

(a) Represents information from the most current prospectus, dated June 19, 2007.

(b) The Gross Expense Ratio of 1.40% does not reflect any potential reimbursement/waiver of expenses as stated in the most recent Fund prospectus. The Net Expense Ratio of 1.32% reflects the reimbursement/waiver of expenses, if any, as stated in the most recent Fund prospectus. Please Note: Fund Expenses and Expense Reductions are subject to change. Expense Reductions are voluntary and investors should consult the most recent Fund prospectus for more detail information.

Delafield Fund, Inc.
Performance Comparison Chart
(Unaudited)
-------------------------------------------------------------------------------


          The value of a $10,000 investment in the Delafield Fund from
            January 1, 1998 to December 31, 2007, as compared to the
             Russell 2000 Index and the Standard & Poor's 500 Index.


INCEPTION            RUSSELL 2000             S&P 500            DELAFIELD
01/01/98              10,000.00              10,000.00           10,000.00
06/30/98              10,493.00              11,771.00           10,323.00
12/31/98               9,745.90              12,857.46            8,853.00
06/30/99              10,650.32              14,449.22           10,256.21
12/31/99              11,817.59              15,563.25            9,595.71
06/30/00              12,176.85              15,497.89            9,459.45
12/31/00              11,460.85              14,146.47           10,937.96
06/30/01              12,245.92              13,198.66           13,528.07
12/31/01              11,745.06              12,464.81           14,458.80
06/30/02              11,193.04              10,824.44           15,045.83
12/31/02               9,339.47               9,709.52           13,381.76
06/30/03              11,009.37              10,851.37           15,496.08
12/31/03              13,752.91              12,494.26           18,753.35
06/30/04              14,682.60              12,924.06           20,413.02
12/31/04              16,272.73              13,853.30           22,662.54
06/30/05              16,069.32              13,741.09           22,347.53
12/31/05              17,014.20              14,533.95           24,021.36
06/30/06              18,411.06              14,927.82           25,738.88
12/31/06              20,138.02              16,829.63           28,915.06
06/30/07              21,436.92              18,000.97           32,569.93
12/31/07              19,822.72              17,754.36           30,319.34


-------------------------------------------------------------------------------
                                     Average Annual Total Return
                       --------------------------------------------------------
                      -                As of December 31, 2007
                      ---------------------------------------------------------
                      ---------------------------------------------------------
                           One Year         Five Years          Ten Years
                      ---------------------------------------------------------
                      ---------------------------------------------------------
  Delafield Fund, Inc.      4.85%             17.76%              11.72%
                      ---------------------------------------------------------
                      ---------------------------------------------------------
  Russell 2000 Total       (1.57%)            16.25%              7.08%
                      ---------------------------------------------------------
                      ---------------------------------------------------------
  S&P 500 Total             5.49%             12.83%              5.91%
-------------------------------------------------------------------------------


Past performance is not predictive of future performance.

Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Adjusted NAV reported on the financial reports differs from the published NAV to the shareholders as of December 31, 2007, due to a redemption fee.

Delafield Fund, Inc.
Expense Chart
For the Six Months Ended December 31, 2007
(Unaudited)
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                               Beginning Account        Ending Account     Expenses Paid During   Annualized Expense
                                 Value 07/01/07             Value                the Period             Ratio*
                                                          12/31/07
                                 --------------           --------               -----------            ------
  Actual                           $1,000.00               $930.90                 $6.23                 1.28%
  Hypothetical (5% Return
  before expenses)                 $1,000.00             $1,018.75                 $6.51                 1.28%


-------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period (July 1, 2007 through December 31, 2007), multiplied by 184/365 (to reflect the six month period).

Delafield Fund, Inc.
Schedule of Investments
December 31, 2007
-------------------------------------------------------------------------------

                                                                                                       Value
Common Stocks (90.84%)                                                         Shares                (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
Business Services (2.21%)
MPS Group, Inc.*                                                            1,325,000           $    14,495,500
                                                                                                ---------------
Chemicals (10.13%)
Chemtura Corp.                                                                750,000                 5,850,000
Eastman Chemical Company                                                      225,000                13,745,250
FMC Corporation                                                               275,000                15,001,250
Ferro Corporation                                                             125,000                 2,591,250
Hercules Incorporated                                                         725,000                14,028,750
Lydall, Inc.*                                                                 587,800                 6,183,656
PolyOne Corporation*                                                          375,000                 2,467,500
Spartech Corporation                                                          475,000                 6,697,500
                                                                                                ---------------
                                                                                                     66,565,156
                                                                                                ---------------
Computer & Computer Services (6.73%)
Flextronics International Ltd.*                                             2,500,000                30,150,000
Diebold, Incorporated                                                         125,000                 3,622,500
Pitney Bowes Inc.                                                             275,000                10,461,000
                                                                                                ---------------
                                                                                                     44,233,500
                                                                                                ---------------
Consumer Products & Services (7.01%)
Ethan Allen Interiors, Inc.                                                   205,000                 5,842,500
Furniture Brands International, Inc.                                          675,000                 6,790,500
Leggett & Platt, Incorporated                                                 225,000                 3,924,000
Lifetime Brands, Inc.                                                         350,000                 4,543,000
Maidenform Brands, Inc.*                                                      750,000                10,147,500
(The) Stanley Works                                                           250,000                12,120,000
Trex Company, Inc.*                                                           318,900                 2,713,839
                                                                                                ---------------
                                                                                                     46,081,339
                                                                                                ---------------
Energy & Energy Services (5.97%)
Forest Oil Corporation*                                                        50,000                 2,542,000
Key Energy Services, Inc.*                                                    550,000                 7,914,500
Mariner Energy, Inc.*                                                         225,000                 5,148,000
Newfield Exploration Company*                                                  65,000                 3,425,500
Southern Union Company                                                        350,000                10,276,000
Weatherford International Ltd.*                                               145,000                 9,947,000
                                                                                                ---------------
                                                                                                     39,253,000
                                                                                                ---------------
Financial Products & Services (0.71%)
MoneyGram International, Inc.                                                 302,000                 4,641,740
                                                                                                ---------------

Industrial Products (11.90%)
Acuity Brands Inc.                                                            425,000                19,125,000
Crane Co.                                                                     300,000                12,870,000
Gerber Scientific, Inc.*                                                      566,700                 6,120,360
Honeywell International Inc.                                                  205,000                12,621,850
Hubbell Incorporated                                                          165,000                 8,514,000
Kennametal Inc.                                                               500,000                18,930,000
                                                                                                ---------------
                                                                                                     78,181,210
                                                                                                ---------------
Instrumentation (8.39%)
Checkpoint Systems, Inc.*                                                     250,000                 6,495,000
Intermec Inc.*                                                                400,000                 8,124,000
LeCroy Corporation*                                                           512,000                 4,920,320
Teradyne, Inc.*                                                               625,000                 6,462,500
Thermo Fisher Scientific Inc.*                                                400,000                23,072,000
Zebra Technologies Corporation*                                               175,000                 6,072,500
                                                                                                ---------------
                                                                                                     55,146,320
                                                                                                ---------------

The accompanying notes are an integral part of these financial statements.

Delafield Fund, Inc.
Schedule of Investments (continued)
December 31, 2007
-------------------------------------------------------------------------------

                                                                                                      Value
Common Stocks (Continued)                                                      Shares                (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
Medical Equipment (0.77%)
Steris Corp.                                                                  175,000           $     5,047,000
                                                                                                ---------------
Metal Fabricating (6.40%)
Commercial Metals Company                                                     150,000                 4,417,500
NCI Building Systems, Inc.*                                                   520,000                14,970,800
OM Group, Inc.*                                                               150,000                 8,631,000
Quanex Corporation                                                            270,000                14,013,000
                                                                                                ---------------
                                                                                                     42,032,300
                                                                                                ---------------
Real Estate (1.11%)
Kimco Realty Corporation                                                      200,000                 7,280,000
                                                                                                ---------------
Retail (5.89%)
Collective Brands, Inc.*                                                      850,000                14,781,500
Foot Locker, Inc.                                                             800,000                10,928,000
Rush Enterprises, Inc. Class A*                                               715,000                12,998,700
                                                                                                ---------------
                                                                                                     38,708,200
                                                                                                ---------------
Specialty Materials (9.28%)
Albany International Corp.                                                    575,000                21,332,500
Brady Corporation                                                             550,000                19,299,500
Cytec Industries Inc.                                                         330,000                20,321,400
                                                                                                ---------------
                                                                                                     60,953,400
                                                                                                ---------------
Technology (7.00%)
Fairchild Semiconductor International, Inc.*                                  900,000                12,987,000
Imation Corp.                                                                 300,000                 6,300,000
International Rectifier Corp.*                                                275,000                 9,341,750
Radyne Corporation*                                                           441,200                 4,059,040
Vishay Intertechnology Inc.*                                                1,165,000                13,292,650
                                                                                                ---------------
                                                                                                     45,980,440
                                                                                                ---------------
Transportation (0.91%)
YRC Worldwide, Inc.*                                                          350,000                 5,981,500
                                                                                                ---------------
Miscellaneous (6.43%)
Esterline Technologies Corporation*                                            35,000                 1,811,250
Marshall & Ilsley Corporation                                                 170,000                 4,501,600
Metavante Technologies, Inc.*                                                  44,400                 1,035,408
Schweitzer-Mauduit International, Inc.                                        250,000                 6,477,500
Trueblue, Inc.*                                                               900,000                13,032,000
Tyco International Ltd.                                                       275,000                10,903,750
Zep Inc.*                                                                     325,000                 4,507,750
                                                                                                ---------------
                                                                                                     42,269,258
                                                                                                ---------------
Total Common Stocks (Cost $554,927,292)                                                         $   596,849,863
                                                                                                ---------------

Warrants (0.02%)
Global Logistics Acquisition Corporation*                                     410,000                   106,600
                                                                                                ---------------
Total Warrants (Cost $465,970)                                                                  $       106,600
                                                                                                ---------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------

Delafield Fund, Inc.
Schedule of Investments (continued)
December 31, 2007
-------------------------------------------------------------------------------

                                                                               Face                    Value
Short-Term Investments (9.60%)                                                Amount                 (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Company (9.60%)
Daily Income Fund - Money Market Portfolio - Institutional Shares (a)     $63,078,000                63,078,000
                                                                                                ---------------
Total Short-Term Investments (Cost $63,078,000)                                                 $    63,078,000
                                                                                                ---------------
Total Investments (100.46%) (Cost $618,471,262+)                                                    660,034,463
Liabilities in excess of cash and other assets (-0.46%)                                              (3,035,094)
                                                                                                ---------------
Net Assets (100.00%), 27,008,392 shares outstanding                                             $   656,999,369
                                                                                                ===============
Net asset value, offering and redemption price per share:**                                     $         24.33
                                                                                                ===============


(a)  Investment  in  affiliate  -  security  is  managed  by Reich & Tang  Asset
     Management, LLC, the Fund's Manager.

*    Non-income producing.

** Redemption price may be reduced by a redemption fee (See Note 3). NAV differs from the published NAV as of December 31, 2007 due to a redemption fee.

+ Aggregate cost for federal income tax purposes is $618,604,543. Aggregate gross unrealized appreciation and depreciation are, based on cost for federal income tax purposes, $93,615,230 and $52,185,310, respectively, resulting in net appreciation of $41,429,920.


The accompanying notes are an integral part of these financial statemnets.

Delafield Fund, Inc.
Breakdown of Portfolio Holdings
December 31, 2007
-------------------------------------------------------------------------------


                Industry                                    Value                            % Of Portfolio
                --------                                    -----                            --------------
Business Services                                         $14,495,500                              2.20%

Chemicals                                                  66,565,156                             10.09%

Computer & Computer Services                               44,233,500                              6.70

Consumer Products & Services                               46,081,339                              6.98

Energy & Energy Services                                   39,253,000                              5.95

Financial Products & Services                               4,641,740                              0.70

Industrial Products                                        78,181,210                             11.85

Instrumentation                                            55,146,320                              8.35

Medical Equipment                                           5,047,000                              0.76

Metal Fabricating                                          42,032,300                              6.37

Real Estate                                                 7,280,000                              1.10

Retail                                                     38,708,200                              5.86

Specialty Material                                         60,953,400                              9.23

Technology                                                 45,980,440                              6.97

Transportation                                              5,981,500                              0.91

Miscellaneous                                              42,269,258                              6.40

Warrants                                                      106,600                              0.02

Short Term Investments                                     63,078,000                              9.56

Total Investments                                        $660,034,463                            100.00%

The accompanying notes are an integral part of these financial statements.

Delafield Fund, Inc.
Statement of Assets and Liabilities
Year Ended December 31, 2007
-------------------------------------------------------------------------------


ASSETS
   Investments, at value (Note 1) (Cost - $555,393,262).................................      $   596,956,463
   Daily Income Fund - Money Market Portfolio (Cost - $63,078,000)......................           63,078,000
   Cash.................................................................................            1,424,994
   Receivable for securities sold.......................................................               36,327
   Receivable for fund shares sold......................................................            2,252,063
   Accrued dividend receivable..........................................................              455,575
   Interest receivable from affiliate...................................................                8,399
   Prepaid expenses.....................................................................                7,575
                                                                                              ---------------
         Total assets...................................................................          664,219,396
                                                                                              ---------------
LIABILITIES

   Payable to affiliates*...............................................................      $       638,984
   Dividend payable.....................................................................                7,212
   Capital gain payable.................................................................               45,661
   Payable for securities purchased.....................................................            4,211,982
   Payable for fund shares redeemed.....................................................            2,209,082
   Accrued expenses.....................................................................              107,106
                                                                                              ---------------
         Total liabilities..............................................................            7,220,027
                                                                                              ---------------
   Net assets...........................................................................      $   656,999,369
                                                                                              ---------------
SOURCE OF NET ASSETS

   Net capital paid in on shares of capital stock (Note 3)..............................      $   615,591,372
   Net unrealized appreciation (depreciation)...........................................           41,563,201
   Accumulated net realized losses......................................................             (155,204)
                                                                                              ===============
   Net assets...........................................................................      $   656,999,369
                                                                                              ===============
   Net asset value, per share (Note 3):

   Net Assets, ($656,999,369 applicable to 27,008,392 shares outstanding)...............             $  24.33
                                                                                              ===============


* Includes fees payable to Reich & Tang Asset Management, LLC, Natixis Distributors, L.P. and Reich & Tang Services, Inc.



The accompanying notes are an integral part of these financial statements.

Delafield Fund, Inc.
Statement Of Operations
Year Ended December 31, 2007
-------------------------------------------------------------------------------


INVESTMENT INCOME

Income:
    Interest.......................................................................          $   5,988,392
    Interest from affiliate........................................................              1,293,428
    Dividends .....................................................................              5,081,855
                                                                                             -------------
       Total income................................................................             12,363,675
                                                                                             -------------
Expenses: (Note 2)
    Investment management fee......................................................              5,081,616
    Administration fee.............................................................              1,411,985
    Shareholder servicing fee......................................................              1,680,934
    Custodian expenses.............................................................                 27,169
    Shareholder servicing and related shareholder expenses.........................                452,177
    Legal, compliance and filing fees..............................................                144,733
    Audit and accounting...........................................................                 93,786
    Directors' fees and expenses...................................................                 57,275
    Other..........................................................................                 18,994
                                                                                             -------------
       Total expenses..............................................................              8,968,669
       Less: Expenses paid indirectly..............................................                 (9,098)
                 Fees waived.......................................................               (340,504)
                                                                                             -------------
       Net expenses................................................................              8,619,067
                                                                                             -------------
Net investment income..............................................................              3,744,608
                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments............................................             59,939,189
Net change in unrealized appreciation (depreciation) of investments................            (40,031,878)
                                                                                             -------------
         Net gain (loss) on investments............................................             19,907,311
                                                                                             -------------
Increase (decrease) in net assets from operations..................................          $  23,651,919
                                                                                             =============

The accompanying notes are an integral part of these financial statements.

Delafield Fund, Inc.
Statements Of Changes In Net Assets
Years ended December 31, 2007 and 2006
-------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS                                        December 31, 2007        December 31, 2006
                                                                         -----------------        -----------------
Operations:
    Net investment income (loss).......................................  $    3,744,608           $    3,541,027
    Net realized gain (loss) on investments............................      59,939,189               49,720,226
    Net change in unrealized appreciation (depreciation)...............     (40,031,878)              27,939,159
                                                                         --------------           --------------
      Increase (decrease) in net assets from operations................      23,651,919               81,200,412

Dividends and distributions to shareholders:

      Net investment income............................................      (3,810,833)              (3,582,523)
      Net realized gain on investments.................................     (59,917,349)             (49,459,503)
                                                                         --------------           --------------
Total dividends and distribution to shareholders.......................     (63,728,182)             (53,042,026)
                                                                         --------------           --------------
Net increase (decrease) from:

       Capital share transactions (Note 3).............................     164,967,730              131,482,481
                                                                         --------------           --------------
        Total increase (decrease)......................................     124,891,467              159,640,867

Net Assets:

    Beginning of year..................................................     532,107,902              372,467,035
                                                                         --------------           --------------
    End of year........................................................  $  656,999,369           $  532,107,902
                                                                         ==============           ==============
    Undistributed net investment income................................  $          -0-           $          -0-
                                                                         ==============           ==============


The accompanying notes are an integral part of these financial statements.

Delafield Fund, Inc.
Notes To Financial Statements
-------------------------------------------------------------------------------

1. Summary of Accounting Policies

Delafield Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to seek long-term preservation of capital and growth of capital by investing primarily in equity securities of domestic companies. Its financial statements are prepared in accordance with accounting principles generally accepted in the United States of America for investment companies as follows:

     a) Valuation of Securities -

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last official close price on the last business day of the fiscal period. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) Federal Income Taxes -
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. Distributions of net investment income and short-term capital gain are taxable to shareholders as ordinary income.

     c) Use of Estimates -
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -
     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

     e) Representations and Indemnifications  -
     In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, LLC (the "Manager") at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of 0.21% of the Fund's average daily net assets.

Pursuant to a Distribution and Service Plan under Securities Exchange Commission Rule 12b-1, the Fund and Natixis Distributors, L.P. (the "Distributor"), an affiliate of the Manager, have entered into a Distribution Agreement. For its services under the Distribution Agreement, the Distributor receives from the Fund a fee equal to 0.25% per annum of the Fund's average daily net assets.

Delafield Fund, Inc.
Notes To Financial Statements (Continued)
-------------------------------------------------------------------------------

2. Investment Management Fees and Other Transactions with Affiliates (Continued)

There were no additional expenses borne by the Fund pursuant to the Distribution and Service Plan.

For the year ended December 31, 2007, the Distributor voluntarily waived the following fees:

Shareholder servicing fee.................... $340,504

The Distributor has no right to recoup prior waivers.

The Fund is permitted to invest of its uninvested cash in affiliated money market market funds under Rule 12d1-1 of the 1940 Act. As of December 31, 2007, the Fund had $63,078,000 invested in Daily Income Fund - Money Market Portfolio Institutional Class Shares, which is also managed by the Manager. For the fiscal year ended December 31, 2007, the Fund's pro rata portion of the periodic expenses charged by the acquired fund was less than one basis point.

Effective January 1, 2007, Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $6,000 and a fee of $1,000 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meeting. In addition, the Audit Committee chairman receives an additional annual fee of $1,000 and the Lead Independent Director receives an additional annual fee of $2,000, both fees paid quarterly. Directors who are affiliated with the Manager do not receive compensation from the Fund.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $336,017 paid to Reich & Tang Services, Inc., an affiliate of the Manager, as transfer agent for the Fund (the "Transfer Agent").

Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $17.40 per account per year or a minimum of 0.05% of the monthly average net assets of the Fund. For the year ended December 31, 2007 these fees amounted to an annual rate of 0.05% of the monthly average net assets of the Fund.

For the year ended December 31, 2007, the breakdown of expenses paid indirectly by the Fund were as follows:

Custodian expenses............................................ $  9,098
                                                               ========

3. Capital Stock

At December 31, 2007, 20,000,000,000 shares of $.001 par value stock were authorized.

Effective May 1, 2002, the Fund began assessing a 2.0% fee on the redemption of shares held 90 days or less to help offset transaction costs. The amount of capital stock redeemed in the table below is net of redemption fees paid to the Fund. For the years ended December 31, 2007 and 2006, redemption fees totaled $208,044 and $45,384, respectively.

Transactions in capital stock were as follows:

                                                        Year Ended                          Year Ended
                                                    December 31, 2007                    December 31, 2006
                                                ---------------------------          ---------------------------
                                                  Shares          Amount               Shares           Amount
                                                ----------   --------------          -----------  --------------
Sold......................................      10,421,364   $  285,459,879           6,311,708   $  164,719,791
Issued on reinvestment of dividends.......       2,451,921       59,924,886           1,866,024       48,106,101
Redeemed..................................      (6,616,580)    (180,417,035)         (3,189,887)     (81,343,411)
                                                ----------   --------------          -----------  --------------
Net increase (decrease)...................       6,256,705   $  164,967,730           4,987,845   $  131,482,481
                                                ==========   ==============          ===========  ==============

4. Investment Transactions

For the year ended December 31, 2007, purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $486,012,018 and $320,522,578, respectively.

Delafield Fund, Inc.
Notes To Financial Statements (Continued)
-------------------------------------------------------------------------------

5. Tax Information

The tax character of distributions paid during the years ended December 31, 2007 and 2006 were as follows:

                                                      2007                  2006
                                                 --------------        -------------
Ordinary Income...........................       $    9,145,180        $   8,759,658
Long-term capital gain....................           54,583,002           44,282,368
Return of Capital.........................                  -0-                  -0-
                                                 --------------        -------------
                                                 $   63,728,182        $  53,042,026
                                                 ==============        =============


The tax basis of distributable earnings at December 31, 2007, is comprised of unrealized appreciation of $41,429,920, which differs from book basis unrealized appreciation primarily due to losses on wash sales, which are deferred for tax purposes and return of capital distributions received from investments in REITs.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 requires the Management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement which could result in the Fund recording a tax liability that would reduce net assets. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets.

Based on its analysis, the Management has determined that the adoption of FIN 48 did not have an impact to the Fund's financial statements upon adoption. However, the Management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of tax laws, regulations and interpretations thereof.

6. New Accounting Pronouncement

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS157"). SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements.

Delafield Fund, Inc.
Notes To Financial Statements (Continued)
-------------------------------------------------------------------------------


7. Financial Highlights


                                                                                    Years Ended
                                                                                    December 31,
                                                            -------------------------------------------------------------
                                                              2007         2006         2005          2004         2003
                                                            --------     --------     --------     ---------    ---------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year...................       $ 25.64      $ 23.63      $ 25.21      $  23.17     $  18.23
                                                            --------     --------     --------     ---------    ---------
Income from investment operations:
    Net investment income (loss).....................          0.16         0.19         0.03         (0.02)       (0.03)
Net realized and unrealized
    gains (losses) on investments....................          1.10         4.64         1.49          4.84         7.35
                                                            --------     --------     --------     ---------    ---------
Total from investment operations.....................          1.26         4.83         1.52          4.82         7.32
                                                            --------     --------     --------     ---------    ---------
Redemption fees received ............................          0.01         0.00(a)      0.00(a)       0.00(a)      0.00(a)
                                                            --------     --------     --------     ---------    ---------
Less distributions:
    Dividends from net investment income.............         (0.16)       (0.19)       (0.03)          --           --
    Distributions from net realized gains
        on investments...............................         (2.42)       (2.63)       (3.07)        (2.78)       (2.38)
                                                            --------     --------     --------     ---------    ---------
Total distributions..................................         (2.58)       (2.82)       (3.10)        (2.78)       (2.38)
                                                            --------     --------     --------     ---------    ---------
Net asset value, end of year.........................       $ 24.33      $ 25.64      $ 23.63      $  25.21     $  23.17
                                                            ========     ========     ========     =========    =========
Total Return.........................................          4.90%       20.38%        6.00%        20.85%       40.14%
Ratios/Supplemental Data
Net assets, end of year (000's)......................       $ 656,999    $532,108     $ 372,467    $344,605     $247,859
Ratios to average net assets:
    Expenses, net of fees waived (b).................          1.28%        1.32%        1.33%         1.32%        1.32%
    Net investment income (loss).....................          0.57%        0.82%        0.11%        (0.10%)      (0.32%)
    Shareholder servicing fees waived................          0.05%        0.08%        0.11%         0.14%        0.14%
    Expenses paid indirectly.........................          0.00%        0.00%        0.00%          --          0.00%
    Portfolio turnover rate..........................            61%          72%          71%          55%           78%

(a)  Represents less than $0.01
(b)  Includes expenses paid indirectly, if applicable.



Delafield Fund, Inc.
Report of Independent Registered Public Accounting Firm

-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Delafield Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delafield Fund, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
February 26, 2008

Delafield Fund, Inc.
Additional Information
(Unaudited)
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q for its first and third fiscal quarters. The Fund's Form N-Q is available without charge on the SEC's website (http://www.sec.gov) or by calling the Fund toll free at
800.221.3079. You can also obtain copies of the Fund's Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (please call the SEC at
800.732.0330 for information on the operation of the Public Reference Room).

INFORMATION ABOUT PROXY VOTING

The Board of Directors has delegated responsibility to vote proxies to the Manager, subject to the Board's oversight. A description of the proxy voting policies and procedures is available without charge, upon request, by calling
800.221.3079 and on the Commission's website at http://www.sec.gov.

QUALIFIED DIVIDEND

For the fiscal year ended December 31, 2007 and 2006, 53% and 63%, respectively, of the ordinary income distribution will be treated as qualified dividends.

LONG-TERM CAPITAL GAIN DISTRIBUTION

For the fiscal year ended December 31, 2007, the Fund designated $54,583,002 as long-term capital gain distribution for the purpose of the dividend paid deduction on its respective tax return.

Delafield Fund, Inc.
Additional Information (continued)
(Unaudited)
-------------------------------------------------------------------------------


                                                  Directors and Officers Information
                                                         December 31, 2007(1)

----------------------- ------------- --------------- --------------------------------- ------------------ --------------

----------------------   Position(s)      Term of         Principal Occupation(s)           Number of           Other
  Name, Address(2),       Held with      Office and             During Past               Portfolios in     Directorships
       and Age               Fund        Length of                5 Years                     Fund             held by
                                       Time Served(3)                                   Complex Overseen      Director
                                                                                           by Director
----------------------- ------------- --------------- --------------------------------- ------------------ --------------
-------------------------------------------------------------------------------------------------------------------------
Disinterested Directors
-------------------------------------------------------------------------------------------------------------------------
----------------------- ------------- --------------- --------------------------------- ------------------ --------------
Edward A. Kuczmarski,      Director     Since 2006    Certified Public Accountant and                      Trustee of
Age 58                                                Partner of Hays & Company LLP      Director/Trustee  the Empire
                                                      since 1980.                        of eleven         Builder Tax
                                                                                         Portfolios        Free Bond
                                                                                                           Fund.
----------------------- ------------- --------------- --------------------------------- ------------------ --------------
----------------------- ------------- --------------- --------------------------------- ------------------ --------------
Dr. W. Giles Mellon,       Director     Since 1993    Professor Emeritus of Business    Director/Trustee       None
Age 76                                                Administration in the Graduate    of ten portfolios
                                                      School of Management, Rutgers
                                                      University with which he has
                                                      been associated since 1966.
----------------------- ------------- --------------- --------------------------------- ------------------ --------------
----------------------- ------------- --------------- --------------------------------- ------------------ --------------
Robert Straniere, Esq.,    Director     Since 1993    Owner, Straniere Law Firm since   Director/Trustee     WPG Funds
Age 66                                                1980, NYS Assemblyman from 1981   of ten portfolios      Group
                                                      to 2004. Partner,
                                                      Hantor-Davidoff law firm since
                                                      May, 2006.  Partner, Gotham
                                                      Global Group since June 2005.
                                                      President, NYC Hot Dog Co.,
                                                      since November, 2005.  Counsel
                                                      at Fisher & Fisher since 1995.
----------------------- ------------- --------------- --------------------------------- ------------------ --------------
----------------------- ------------- --------------- --------------------------------- ------------------ --------------
Dr. Yung Wong,             Director     Since 1993    Managing Director of Abacus       Director/Trustee       None
Age 69                                                Associates, an investment firm,   of ten portfolios
                                                      since 1996.
----------------------- ------------- --------------- --------------------------------- ------------------ --------------



Delafield Fund, Inc.
Additional Information (continued)
(Unaudited)

-------------------------------------------------------------------------------


                                                  Directors and Officers Information

                                                         December 31, 2007(1)

---------------------- ------------- -------------- ------------------------------------ ----------------- --------------

---------------------   Position(s)      Term of          Principal Occupation(s)           Number of           Other
  Name, Address(2),      Held with     Office and               During Past               Portfolios in     Directorships
       and Age              Fund        Length of                 5 Years                  Fund Complex        held by
                                     Time Served(3)                                        Overseen by        Director
                                                                                             Director
---------------------- ------------- -------------- ------------------------------------ ----------------- --------------
-------------------------------------------------------------------------------------------------------------------------
Interested Directors/Officers:
-------------------------------------------------------------------------------------------------------------------------
---------------------- ------------- -------------- ------------------------------------ ----------------- --------------
J. Dennis Delafield,   Chairman       Since 1993    Managing Director of Reich & Tang        No other          None
Age 71                 and                          Asset Management, LLC (RTAM, LLC)       portfolios
                       Director(4)                  since 1993.  Mr. Delafield is the
                                                    Chief Executive Officer and is
                                                    also a Portfolio Manager/Analyst
                                                    for the Delafield Asset Management
                                                    ("DAM") division of the RTAM, LLC
                                                    and associated with RTAM, LLC in
                                                    an investment advisory capacity
                                                    since December 1991.
---------------------- ------------- -------------- ------------------------------------ ----------------- --------------
---------------------- ------------- -------------- ------------------------------------ ----------------- --------------
Vincent Sellecchia,    President      Since 1993    Managing Director of Reich & Tang          N/A              N/A
Age 55                                              Asset Management, LLC (RTAM, LLC)
                                                    since 1993.  Mr. Sellechia is also
                                                    the Chief Investment Officer and
                                                    Chief Operating Officer of the
                                                    Delafield Asset Management
                                                    division of RTAM, LLC and
                                                    associated with RTAM, LLC in an
                                                    investment advisory capacity since
                                                    December 1991.
---------------------- ------------- -------------- ------------------------------------ ----------------- --------------
---------------------- ------------- -------------- ------------------------------------ ----------------- --------------
Michael P. Lydon,      Principal      Since 2007    President and Chief Executive              N/A              N/A
Age 44                 Executive                    Officer of the Mutual Funds
                       Officer                      division of RTAM, LLC and Executive
                                                    Vice President of RTAM, LLC.
                                                    Associated with RTAM, LLC since
                                      2005 - 2007   January 2005.  Mr. Lydon was Vice
                       Vice                         President at Automatic Data
                       President                    Processing from July 2000 to
                                                    December 2004.  Mr. Lydon is
                                                    President and Director of five
                                                    other funds in the Reich & Tang
                                                    Fund Complex, President of New York
                                                    Daily Tax Free Income Fund, Inc.,
                                                    Director of PAX World Money Market
                                                    Fund, Inc., and President and Chief
                                                    Executive Officer of Tax Exempt
                                                    Proceeds Fund, Inc.
                                                    Mr. Lydon also serves as President
                                                    and Chief Executive Officer for
                                                    Reich & Tang Services, Inc.  Prior
                                                    to 2007,
                                                    Mr. Lydon was Vice President of the
                                                    Fund and eleven other Funds in the
                                                    Reich & Tang Fund Complex.
---------------------- ------------- -------------- ------------------------------------ ----------------- --------------



Delafield Fund, Inc.
Additional Information (continued)
(Unaudited)

-------------------------------------------------------------------------------



                                                  Directors and Officers Information



                                                         December 31, 2007(1)

------------------------ ------------ -------------- ----------------------------------- ----------------- --------------

   Name, Address(2),      Position(s)     Term of         Principal Occupation(s)           Number of           Other
        and Age            Held with    Office and              During Past               Portfolios in     Directorships
                             Fund        Length of                5 Years                  Fund Complex        held by
                                      Time Served(3)                                       Overseen by        Director
                                                                                             Director
------------------------ ------------ -------------- ----------------------------------- ----------------- --------------
-------------------------------------------------------------------------------------------------------------------------
Interested Directors/Officers:
-------------------------------------------------------------------------------------------------------------------------
------------------------ ------------ -------------- ----------------------------------- ----------------- --------------
Christopher Brancazio,   Chief         Since 2007    Vice President, Chief Compliance          N/A              N/A
Age 42                   Compliance                  Officer and AML Officer of RTAM,
                         Officer                     LLC since September 2007. Mr.
                                                     Brancazio is also Chief
                                                     Compliance Officer of eight other
                                                     funds in the Reich & Tang Fund
                                                     Complex.  From February 2007 to
                                                     August 2007, Mr. Brancazio was a
                                                     Compliance Officer at Bank of New
                                                     York Asset Management.  From
                                                     March 2002 to February 2007 Mr.
                                                     Brancazio served as Vice
                                                     President, Chief Compliance
                                                     Officer, and AML Officer of
                                                     Trainer Wortham & Co. Inc., and
                                                     the Trainer Wortham Mutual
                                                     Funds.  Mr. Brancazio also serves
                                                     as Vice President, Chief
                                                     Compliance Officer and AML
                                                     Officer of Reich & Tang Services,
                                                     Inc. and Reich & Tang
                                                     Distributors, Inc.
------------------------ ------------ -------------- ----------------------------------- ----------------- --------------
------------------------ ------------ -------------- ----------------------------------- ----------------- --------------
Richard De Sanctis,      Vice          Since 2005    Chief Financial Officer and               N/A              N/A
Age 51                   President                   Executive Vice President of RTAM
                                                     LLC.  Associated with RTAM, LLC
                                                     since 1990.  Mr. De Sanctis is
                                                     Vice President of eight other
                                                     funds in the Reich & Tang Fund
                                                     Complex, and serves as Executive
                                                     Vice President and Chief
                                                     Financial Officer of Reich & Tang
                                                     Services, Inc. and Reich & Tang
                                                     Distributors, Inc.  Prior to
                                                     December 2004, Mr. De Sanctis was
                                                     Treasurer and Assistant Secretary
                                                     of eleven funds in the Reich &
                                                     Tang Fund Complex and Vice
                                                     President, Treasurer and
                                                     Assistant Secretary of Cortland
                                                     Trust, Inc.
------------------------ ------------ -------------- ----------------------------------- ----------------- --------------
------------------------ ------------ -------------- ----------------------------------- ----------------- --------------
 Cleo Kotis,             Chief         Since 2005    Vice President of RTAM, LLC.  Ms.         N/A              N/A
 Age 32                  Operations                  Kotis is also Chief Operations
                         Officer                     Officer and Vice President of the
                                                     Delafield Asset Management
                         Vice                        division of RTAM.  Ms. Kotis has
                         President     Since 2001    been associated with DAM and
                                                     RTAM, LLC since December 1993.

------------------------ ------------ -------------- ----------------------------------- ----------------- --------------



Delafield Fund, Inc.
Additional Information (continued)
(Unaudited)
-------------------------------------------------------------------------------



                                                  Directors and Officers Information
                                                         December 31, 2007(1)

---------------------- -------------- --------------- --------------------------------- ------------------ --------------

---------------------    Position(s)      Term of         Principal Occupation(s)           Number of           Other
  Name, Address(2),       Held with      Office and             During Past               Portfolios in     Directorships
       and Age              Fund         Length of                5 Years                     Fund             held by
                                       Time Served(3)                                   Complex Overseen      Director
                                                                                           by Director
---------------------- -------------- --------------- --------------------------------- ------------------ --------------
-------------------------------------------------------------------------------------------------------------------------
Interested Directors/Officers:
-------------------------------------------------------------------------------------------------------------------------
---------------------- -------------- --------------- --------------------------------- ------------------ --------------
Christine Manna,       Secretary        Since 2007    Vice President and Secretary of          N/A              N/A
Age 37                                                RTAM, LLC. Ms. Manna is also
                                                      Secretary of eight other funds
                                                      in the Reich & Tang Complex.
                                                      Ms. Manna has been associated
                                                      with RTAM, LLC and its
                                                      predecessors since June 1995.
                                                      Ms. Manna is also a Vice
                                                      President of Reich & Tang
                                                      Services, Inc. and Reich & Tang
                                                      Distributors, Inc.
---------------------- -------------- --------------- --------------------------------- ------------------ --------------
---------------------- -------------- --------------- --------------------------------- ------------------ --------------
 Anthony Pace,         Treasurer        Since 2004    Vice President of RTAM, LLC              N/A              N/A
 Age 42                and                            since September 2004.  Mr. Pace
                       Assistant                      was a Director of a Client
                       Secretary                      Service Group at GlobeOp
                                                      Financial Services, Inc. from
                                                      May 2002 to August 2004 and
                                                      Controller/Director of Mutual
                                                      Fund Administration for Smith
                                                      Barney Funds Management LLC and
                                                      Solomon Brothers Asset
                                                      Management Inc. from 1998 to May
                                                      2002.  Mr. Pace is also
                                                      Treasurer and Assistant
                                                      Secretary of eight other funds
                                                      in the Reich & Tang Fund Complex.
---------------------- -------------- --------------- --------------------------------- ------------------ --------------
---------------------- -------------- --------------- --------------------------------- ------------------ --------------
 Robert Rickard,       Vice             Since 2007    Senior Vice President of RTAM,           N/A              N/A
 Age 38                President                      LLC.  Associated with RTAM, LLC
                                                      since December 1991.  Mr.
                                                      Rickard is also Vice President
                                                      of eight other funds in the
                                                      Reich & Tang Fund Complex.
---------------------- -------------- --------------- --------------------------------- ------------------ --------------


(1) The Statement of Additional Information includes additional information about Delafield Fund, Inc. (the "Fund") directors/officers and is available, without charge, upon request by calling the Fund's transfer agent at 800.221.3079.

(2) The address for each of the above directors/officers of the Fund is Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020.

(3)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is elected and qualifies.

(4) J. Dennis Delafield is deemed an interested person of the Fund, due to his affiliation with Reich & Tang Asset Management, LLC, the Fund's investment adviser.

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




















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




This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.



Delafield Fund, Inc.
     600 Fifth Avenue
     New York, New York 10020

Manager
     Delafield Asset Management, a division of Reich & Tang Asset Management, LLC
     600 Fifth Avenue
     New York, New York 10020

Custodian
     The Bank of New York Mellon
     2 Hanson Place, 7th Floor
     Brooklyn, New York 11217

Transfer Agent &
   Dividend Disbursing Agent
     Reich & Tang Services, Inc.
     600 Fifth Avenue
     New York, New York 10020



DELAFIELD
FUND
INCORPORATED


Delafield Fund is distributed by Natixis                               DF-AR 07
Distributors, L.P. (member FINRA, SIPC)
399 Boylston Street, MA 02116

Item 2: Code of Ethics

The registrant has adopted a Code of Ethics applicable to its Principal Executive and Senior Financial Officers.

Item 3: Audit Committee Financial Expert

The registrant's Board of Directors has determined that there is an audit committee financial expert serving on its audit committee, Edward A. Kuczmarski, who is independent, as defined in the instructions to this Item.

Item 4: Principal Accountant Fees and Services


                                    FYE 12/31/2007                     FYE 12/31/2006

4(a)     Audit Fees                 $30,500                               $28,000
4(b)     Audit Related Fees         $     0                               $     0
4(c)     Tax Fees                   $ 5,350                               $ 5,000
4(d)     All Other Fees             $     0                               $     0

4(e)(1) The audit committee has adopted pre-approval policies and procedures whereby the audit committee has pre-approved the provision of certain enumerated tax services to the registrant by the registrant's principal accountant to the extent the fee is less than $5,000 per occurrence.

4(e)(2) None

4(f) Not applicable.

4(g) $5,350 and $52,950, respectively, were the amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2007. $5,000 and $49,500, respectively, were the amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2006.

4(h) The registrant's audit committee has considered whether its principal accountant's provision of non-audit services that were rendered to the registrant's investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5:  Audit Committee of Listed Registrants

Not applicable.

Item 6:  Schedule of Investments

Schedule of Investments in securities of unaffiliated  issuers is included under
Item 1.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8: Purchases of Equity Securities by closed-end Management Investment Company and Affiliated Purchases

Not applicable.

Item 9:  Submission of Matters to a Vote of Security Holder

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors that were implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 9.

Item 10: Controls and Procedures

(a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the registrant's internal controls over financial reporting.

Item 11: Exhibits

(a)(1)   Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer, under Rule 30a-2 of the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b) Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. ss.1350.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Delafield Fund, Inc.


 By (Signature and Title)*        /s/Christine Manna
                                  -------------------
                                  Christine Manna, Secretary

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/Michael P. Lydon
                                  ------------------
                                  Michael P. Lydon, Principal Executive Officer

Date: March 6, 2008

By (Signature and Title)*         /s/Anthony Pace
                                  -----------------
                                  Anthony Pace, Treasurer

Date: March 6, 2008

* Print the name and title of each signing officer under his or her signature.